                                                                  Exhibit 10.26

                     AMENDMENT NO. 1 TO FRAMEWORK AGREEMENT



    This Amendment No. 1 ("Amendment") to the Framework Agreement originally dated as of March 3, 1999 (the "Agreement") is made as of this 6th day of April 1999 by and between between RHYTHMS NETCONNECTIONS, INC., a Delaware corporation, and MCI WORLDCOM, INC., a Georgia corporation. Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

    WHEREAS, the parties desire to amend the Agreement as set forth herein.

    In consideration of the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1.        AMENDMENTS TO AGREEMENT.

    (a)       Section 2.2 of the Agreement is hereby amended to read as follows:

    "2.2 PREFERRED PROVIDER STATUS.Subject to the conditions and limitations contained in Sections 2.3 and 2.4 hereof and pursuant to the CSA, Rhythms shall BE DESIGNATED AS THE FIRST CHOICE CARRIER IN MCI WORLDCOM'S AUTOMATED CARRIER SYSTEM, at those locations where Rhythms provides DSL Services and MCI WORLDCOM does not have the capability to provide comparable services for itself using its own network, all new DSL Services utilized by MCI WORLDCOM, excluding (i) UUNET Technologies, Inc. and its direct subsidiaries ("collectively, "UUNET"), and (ii) DSL Services for an MCI WORLDCOM customer that requires or demands that MCI WORLDCOM use services of a provider other than Rhythms. UUNET, for its business customers, shall have the right to obtain DSL Services under the terms of the CSA but shall not be subject to the requirements of this Section 2.2. In the event that MCI WORLDCOM is utilizing another provider of DSL Services prior to the time that such DSL Services are available from Rhythms, MCI WORLDCOM shall have no obligation to use the DSL Services of Rhythms, for the lines already installed in that particular wire center area, at or after the time that such services become available from Rhythms; provided, however, if MCI WORLDCOM elects to move such DSL Services from the other provider to Rhythms, then Rhythms shall be obligated to provide such DSL Services in accordance with the CSA and subject to Section 2.3 of this Agreement."


    (b) The references to "thirty (30) days" in each of Sections 2.1, 3.1, 4.1, 4.2 and 8.2(d) are hereby amended to refer to "sixty (60) days".

    2. EFFECT OF AMENDMENT. Except as amended and set forth above, the Agreement shall continue in full force and effect.

    3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together shall constitute one and the same instrument.

    4. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    5. ENTIRE AGREEMENT. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

    6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of law.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.



                                  MCI WORLDCOM, INC.




                                  BY: /s/ Susan Mayer
                                     ---------------------------
                                     Name

                                     President
                                     ---------------------------
                                     Title





                                  RHYTHMS NETCONNECTIONS, INC.




                                  BY: /s/ Catherine Hapka
                                     ---------------------------
                                     Name

                                     President
                                     ---------------------------
                                     Title